Exhibit 99.2

© 2026 Replimune Group Inc. TUDRIQEV TM (vusolimogene oderparepvec - wtpg ) FDA Accelerated Approval Investor Call August 6, 2026

© 2026 Replimune Group Inc. TUDRIQEV TM Approval Call © 2026 Replimune Inc. 2 Safe Harbor Any statements contained herein that are not statements of historical facts may be deemed to be forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs, sufficiency of any resulting data), regulatory applications and related submission contents and timelines, the timelines or outcomes related to litigation, including any rehearings or appeals of decisions in any such proceedings, and our ability to execute on our strategic or financial initiatives, our estimates regarding future expenses, capital requirements and needs for additional financing, and potential commercial viability, and potential reimbursement and utilization of TUDRIQEV involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. Our ability to maintain TUDRIQEV’s accelerated approval and to continue commercialization of TUDRIQEV may be contingent on verification of clinical benefit in a confirmatory trial(s). Other forward looking statements identified by words such as “could,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “will,” “would,” or similar expressions and the negatives of those terms. Forward - looking statements are not promises or guarantees of future performance and are subject to a variety of risks and uncertainties, many of which are beyond our control, and which could cause actual results to differ materially from those contemplated in such forward - looking statements. These factors include risks related to our limited experience in commercializing products for sale, our ability to successfully verify the clinical benefit of TUDRIQEV in our ongoing confirmatory Phase 3 trial, IGNYTE - 3, our ability to meet our product manufacturing goal, the timing and scope of future regulatory approvals, the availability of combination therapies needed to conduct our clinical trials, changes in laws and regulations to which we are subject, competitive pressures, our ability to identify additional product candidates, the impact of political and global macro factors and military conflicts, and other risks as may be detailed from time to time in our Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q and other reports we file with the Securities and Exchange Commission. Our actual results could differ materially from the results described in or implied by such forward - looking statements. Forward - looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward - looking statements.

© 2026 Replimune Group Inc. TUDRIQEV TM Approval Call © 2026 Replimune Inc. 3 Agenda Introduction • Sushil Patel, PhD, CEO TUDRIQEV TM U.S. Prescribing Information • Kostas Xynos, MD, PhD, MBA, Chief Medical Officer U.S. Launch Plans • Sushil Patel, PhD, CEO Value and Milestones • Emily Hill, CFO Q&A Session

© 2026 Replimune Group Inc.

5 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 5 FDA Approval Validates RPx Platform First Oncolytic Viral Combination Therapy to Drive Immune Activation TUDRIQEV is Replimune’s First A pproved Product V alidating the RPx Platform TUDRIQEV Delivers Hope for Advanced M elanoma P atients

6 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 6 TUDRIQEV (formerly known as RP1) is Now FDA Approved Approved in combination with nivolumab for the treatment of adults with unresectable advanced cutaneous melanoma who experience disease progression with a PD - 1 blocking antibody - based regimen “Too - drih - kev” This indication is approved under accelerated approval based on objective response rate and duration of response. Continued approval for this indication may be contingent upon verification of clinical benefit in a confirmatory trial.

7 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 7 TUDRIQEV Label Reflects Broad Patient Population Demonstrated effect in non - injected lesions in combination with nivolumab No requirement for prior BRAF treatment Ability to treat superficial, deep and visceral lesions, including lung, liver and other organs Patients can be retreated based on physician discretion

Overview of TUDRIQEV (vusolimogene oderparepvec-wtpg) U.S. Prescribing Information

Kostas Xynos, Chief Medical Officer

TUDRIQEV™ Approval Call © 2026 Replimune Inc. 8

IGNYTE Study:
Basis of Accelerated Approval of TUDRIQEV

Replimune®

<u>Major efficacy outcome measures</u>
- Safety & tolerability
- ORR
- DOR

<u>Confirmed progression</u> while **<u>on</u>** prior anti-PD-1 therapy



Cycle 1
TUDRIQEV
$1x10^6$ PFU/mL
(up to 10 mL)
Cycles 2-8
TUDRIQEV
$1x10^7$ PFU/mL
(up to 10 mL)
+
Nivolumab
Every 2 weeks
Cycles 9-30+
Nivolumab
Additional cycles*
TUDRIQEV
$1x10^7$ PFU/mL
(up to 10 mL)
Every 2 weeks

*__Retreatment__: At investigator discretion, patients may be retreated with TUDRIQEV at a concentration of 10^7 PFU/mL every 2 weeks. In IGNYTE, patients were retreated with TUDRIQEV + nivolumab or as a monotherapy if nivolumab was previously stopped due to toxicity related to nivolumab.

References: 1. TUDRIQEV. Prescribing Information. Replimune, Inc.; 2025.

TUDRIQEV™ Approval Call © 2026 Replimune Inc. 9

10 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 10 Patient Demographics Reflect Real World Hard - to - Treat Population N=91* Demographics and Disease Characteristics 62 (23, 91) Age, median, years (range) 80% Stage IV disease 13% Prior anti - PD1 adjuvant 54% Tumor PD - L1 expression negative 45% Lung lesions 24% Liver lesions 7% Brain lesions No overall difference in safety or effectiveness in patients over 65 years of age (41%), including patients over 75 years old (14%) *140 patients were enrolled in IGNYTE, 91 patients with at least 1 non - injected lesion were included in the efficacy - evaluable population

11 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 11 TUDRIQEV Prescribing Information Efficacy Summary a Assessed by blinded central IRC per RECIST 1.1 criteria, b The median duration of follow - up for DoR was 29.5 (95% CI: 18.4 - 33.1) months by Kaplan - Meier method, c Estimated by Kaplan - Meier method, d Observed duration of response, IRC, independent review committee; NR, not reached N=91* Objective Response Rate by IRC 24.2 (15.8, 34.3) ORR% (95% CI) a N=91 Duration of Response (DoR) b 14.1 (10.7, NR) Median DoR in months (95% CI) c 3.9 to 34.6+ DoR range, months 86.1 Patients with DoR > 6 months, n (%) d 54.6 Patients with DoR > 12 months, n (%) d *140 patients were enrolled in IGNYTE, 91 patients with at least 1 non - injected lesion were included in the efficacy - evaluable population

12 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 12 Simple and Practical Dosing and Administration Highlights from Label • Simple dosing calculation for healthcare providers – 1mL/cm per tumor up to a max of 10mL per dose • Tumor selection flexibility – prioritize the most rapidly growing and largest new or existing lesions suitable for injection • Scheduling flexibility – TUDRIQEV + nivolumab do not have to be scheduled on the same day • Patients can receive additional doses at the physician’s discretion • Ability to inject superficial AND visceral lesions

13 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 13 TUDRIQEV Administration to Superficial Tumors Injection Administration for Nonulcerated Superficial Tumors Injection Administration for Ulcerated Cutaneous Tumors

14 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 14 TUDRIQEV Injection for Deep or Visceral Tumors including Lung, Kidney or other Organs Radial Injection Administration for Deep or Visceral Tumor Coaxial Injection Administration in Visceral Tumor with Image Guidance

15 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 15 Key TUDRIQEV Safety Highlights No Contraindications Warnings & Precautions • Accidental exposure to TUDRIQEV, herpetic infection or reactivation, injection procedure complications, immune - mediated events Most common ( > 10%) adverse reactions • Nausea, diarrhea, vomiting, constipation, decreased appetite, abdominal pain, fatigue, pyrexia, chills, injection site reaction, influenza like illness, edema, infections, musculoskeletal pain, arthralgia, headache, dizziness, cough, dyspnea, rash, pruritis , hemorrhage • No grade 4 or 5 common adverse events observed Drug interactions • Antiviral medications may reduce the efficacy of TUDRIQEV. No reported transmission TUDRIQEV to close contacts Recommended Biosafety Level 1 (lowest level) Standard cleaning procedures

Confirmatory IGNYTE-3 Study: Enrollment On Track

Replimune®

IGNYTE-3

Advanced cutaneous melanoma

Progressed on anti-PD1 AND anti-CTLA-4 OR not candidates for anti-CTLA-4

N=~400

Randomized 1:1

RP1 + Nivolumab
(n=200)

Treatment of Physician's Choice (TPC*)
(n=200)

Primary Analysis – OS

Secondary Endpoints - PFS/ORR

*Nivolumab-Relatlimab (Opdualag), Chemotherapy (DTIC, TMZ, paclitaxel/nab-paclitaxel), Rechallenge with anti-PD1 monotherapy (nivo or pembro); NCT6264180

TUDRIQEV™ Approval Call © 2026 Replimune Inc. 16

U.S. Launch Plans for TUDRIQEV

Sushil Patel, PhD, CEO

TUDRIQEV™ Approval Call © 2026 Replimune Inc. 17

~10K Addressable Patients Across Lines of Therapy

Replimune

~80% of patients who progress on PD-1 across lines of therapy are injectable (~10K addressable patients)



US Melanoma Patient Treatment Funnel
Early Stage
PD-1 Containing Regimens
Surgery Only
1L
~2K
Adj refractory
PD-1 Containing Regimens[1]
BRAF/ MEK
2L
~7K No SOC*
3L+
~4K No SOC*
RP1 potential patients

1De-novo metastatic or recurrent from surgery. *Therapy is dependent on prior exposure (e.g. PD-1 regimen, BRAF+MEK, TIL, or chemo)
Source: Epi data for year 2030 from CancerMPact® Patient Metrics, Oracle (available from www.cancermpact.com Accessed 15 Oct 2025), with adjustments to future 2L+ treatment rates based on primary market research. Injectability based on primary market research and real-world data analysis.

TUDRIQEV™ Approval Call © 2026 Replimune Inc. 18

19 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 19 Positioning TUDRIQEV to be the 1st Choice after PD - 1 Progression Compelling data and favorable safety profile Ensure a positive TUDRIQEV experience while creating a seamless treatment journey Deliver a meaningful TUDRIQEV value proposition supporting access for all customers Instill confidence in TUDRIQEV to drive targeted and rapid adoption upon 1st PD - 1 progression

20 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 20 Account Profiling Enabled Identification of Physician Champions to Drive Rapid Adoption Early Adopter Accounts (n=~200) California Texas Florida 94% Medical Oncology champion identified Significant proactive requests for engagement immediately following approval 87% IR champion identified

21 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 21 Targeted Launch for Long - term Success ~450 Accounts ~1200 Accounts ~6 Month Initial Focus Longer - term Early Adopters Early Adopters + Mod - High Volume ~200 Accounts Early Adopters + High Volume Next 9 - 12 Months

22 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 22 Today’s Reimbursement Model Supports the Patient Treatment Journey Existing procedural codes to support TUDRIQEV injections by IRs and med oncs Extensive payer engagement reaching nearly 80% of covered lives anticipated to expedite formulary review and coverage decisions Reimbursement landscape supports adoption of TUDRIQEV in community and hospital settings

23 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 23 Patient Treatment Journey Aligned with Approved Product Label Patient progresses on PD - 1 and TUDRIQEV is chosen as the next therapy Nivo administered up to 2 years Oncologist and IR can collaborate to create TUDRIQEV treatment plan up to 8 cycles TUDRIQEV & Nivo treatment visits are scheduled Q2 weeks TUDRIQEV is delivered next day TUDRIQEV injections in outpatient setting with standard cleaning procedures

24 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 24 Comprehensive Patient Support Program Planned Patient and provider services in place to support a positive treatment experience

© 2025 Replimune Group Inc. TUDRIQEV TM Approval Call © 2026 Replimune Inc. 25 Value and Milestones Emily Hill, Chief Financial Officer

26 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 26 Pillars to Drive Long - Term Value U.S. based 63,000 square foot state - of - the - art manufacturing facility to support global commercial supply TUDRIQEV expected to ship in approximately 60 days Delivering value and achieving broad coverage Cost of treatment in line with comparable treatments in advanced melanoma

27 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 27 The Future of the RPx Platform Registration - Directed Clinical trials & indication Engineered HSV backbone + GM - CSF + GALV - GP R - IND/CTA Phase 1/2 2L HCC/1L BTC Maintenance + bevacizumab/atezolizumab / + durvalumab HCC/BTC REVEAL + nivolumab Metastatic Uveal Melanoma Phase 2 IGNYTE - 3 + nivolumab Melanoma (anti - PD1 failed) Approved Engineered HSV backbone + GM - CSF + GALV - GP R - + anti - CTLA - 4 IGNYTE * + nivolumab Melanoma (anti - PD1 failed) PDUFA date July 22, 2025 RPx expansion into additional solid tumors planned RP1 RP2 Randomized Controlled Trial Randomized Controlled Trial

28 TUDRIQEV TM Approval Call © 2026 Replimune Inc. 28 Anticipated Milestones in the Next 6 Months TUDRIQEV First Revenue Reporting RP2 Uveal Melanoma Ph 2/3 Study Transition Preliminary RP2 HCC/BTC Data Pipeline Expansion into Additional Solid Tumors

29 TUDRIQEV TM Approval Call © 2026 Replimune Inc. TUDRIQEV TM Approval Call © 2026 Replimune Inc. Q&A

© 2025 Replimune Group Inc. TUDRIQEV Approval Call August 6, 2026 Thank You